UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2008

DELMARVA POWER & LIGHT COMPANY
(Exact name of registrant as specified in its charter)

Delaware and Virginia	001-01405	51-0084283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 King Street, P.O. Box 231, Wilmington, DE	19899
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code           (202) 872-3526

                                       Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Delmarva Power & Light Company
Form 8-K

Item 8.01                      Other Events

Delmarva Power & Light Company (the “Company”) has entered into a Purchase Agreement, dated November 18, 2008, (the “Purchase Agreement”), with Banc of America Securities LLC, J.P. Morgan Securities Inc., KeyBanc Capital Markets Inc., Morgan Stanley & Co. Incorporated and Scotia Capital (USA) Inc., for the offer and sale of $250,000,000 in aggregate principal amount of First Mortgage Bonds, Series I 6.40% due December 1, 2013 (the “Bonds”) in an underwritten offering registered on a Registration Statement on Form S-3 (Registration No. 333-145691-02), which was filed with the United States Securities and Exchange Commission on August 24, 2007 and amended on November 18, 2008.  The Purchase Agreement is filed herewith as Exhibit 1.1.  The Bonds are initially being offered to the public at a price of 99.795% of the principal amount.  At the closing of the offering, which is scheduled to occur on November 25, 2008, the Company will realize, after deduction of the underwriters’ discount of 0.60% of principal amount and before deduction of offering expenses, net proceeds of approximately $247,987,500.

The Bonds will be issued under the Mortgage and Deed of Trust, dated October 1, 1943, between the Company and The Bank of New York Mellon (formerly known as The New York Trust Company), as trustee, as amended and supplemented, including pursuant to the Eighty-Eighth Supplemental Indenture and Credit Line Deed of Trust, dated as of October 1, 1994 (the “Supplemental Indenture”), relating to the issuance of the Bonds.

The legality opinion of Kirk J. Emge, General Counsel of the Company, relating to the issuance of the Bonds is filed herewith as Exhibit 5.1.

Some of the underwriters or their affiliates have provided investment or commercial banking services to the Company and its affiliates, including as an underwriter of their securities, in the past and are likely to do so in the future. They receive customary fees and commissions for these services.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits
The following exhibits are furnished herewith:
Exhibit No.	Description of Exhibit
1.1

Purchase Agreement, dated November 18, 2008, among the Company and Banc of America Securities LLC, J.P. Morgan Securities Inc., KeyBanc Capital Markets Inc., Morgan Stanley & Co. Incorporated and Scotia Capital (USA) Inc.

4.1	Form of First Mortgage Bond, Series I (included in Exhibit 4.2)
4.2

Eighty-Eighth Supplemental Indenture and Credit Line Deed of Trust, dated as of October 1, 1994 (Filed as Exhibit 4-N to the Company’s Amendment No. 1 to Registration Statement on Form S-3 dated January 30, 1995 (File No. 33-53855) and incorporated by reference herein)

5.1	Opinion of Kirk J. Emge, Esq.

Delmarva Power & Light Company
Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMARVA POWER & LIGHT COMPANY
Date: November 21, 2008	/s/ P. H. BARRY
Name: Paul H. Barry Title: Senior Vice President and Chief Financial Officer